                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 12, 2003

                     Merrill Lynch Mortgage Investors, Inc.
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                 (Exact name of registrant specified in Charter)

        Delaware                  333-103927                13-3416059
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    (State or other              (Commission               (IRS Employer
    jurisdiction of              File Number)           Identification No.)
    incorporation)

                    250 Vesey Street
           4 World Financial Center 10th Floor
                   New York, New York                          10080
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         (Address of principal executive offices)             Zip Code

           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-1000

                                 Not Applicable
         (Former name and former address, if changed since last report)

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ITEM 5.           OTHER EVENTS

         Attached is a collateral term sheet (the "Term Sheet") furnished to the Registrant by Merrill Lynch, Pierce, Fenner & Smith Incorporation (the "Underwriter"), in respect of the Registrant's proposed offering of C-BASS Mortgage Loan Asset-Backed Certificates, Series 2003-CB3 (the "Certificates"). The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-103927) (the "Registration Statement"). The Registrant hereby incorporates the Term Sheet by reference in the Registration Statement.

         The Term Sheet was prepared by the Underwriter; the Registrant did not prepare or participate in the preparation of the Term Sheet.

         Any statement or information contained in the Term Sheet shall be modified and superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

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ITEM 7.           Financial Statements and Exhibits

                  (c)      Exhibits

Item 601(a)
of Regulation S-K

Exhibit No.                                      Description
-----------                                      -----------
  (99.1)                                    Collateral Term Sheets

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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MERRILL LYNCH MORTGAGE INVESTORS, INC.

Date: June 13, 2003                 By:   /s/ Matthew Whalen
                                          ------------------
                                          Name:  Matthew Whalen
                                          Title: President

                                INDEX TO EXHIBITS

Exhibit No.                      Description
-----------                      -----------
  (99.1)                   Collateral Term Sheets